Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 14, 1999 included in Repligen Corporation's form 10-K for the year ended March 31, 1999 and to all references to our Firm included in this registration statement.


                                                      /s/ Arthur Andersen LLP

                                                          ARTHUR ANDERSEN LLP


Boston, Massachusetts
May 2, 2000